UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Cheescake Factory Incorporated
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2019 THE CHEESECAKE FACTORY INCORPORATED You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. THE CHEESECAKE FACTORY INCORPORATED ATTN:STACY FEIT 26901 MALIBU HILLS ROAD CALABASAS HILLS, CA 91301 0000417451_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 01, 2019 Date: May 30, 2019Time: 10:00 AM PDT Location: Janet and Ray Scherr Forum Theatre Thousand Oaks Civic Arts Plaza 2100 Thousand Oaks Boulevard Thousand Oaks, CA 91362

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession available and follow the instructions. marked by the arrow 0000417451_2 R1.0.1.18 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. 1a Election of Directors Nominees David Overton 4. To approve, on a non-binding, advisory basis, the compensation of the Company's Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. 1b Edie A. Ames 1c Alexander L. Cappello 1d Jerome I. Kransdorf NOTE: In addition, to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 1e Laurence B. Mindel 1f David B. Pittaway 1g Herbert Simon The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019, ending December 31, 2019. 3. To approve The Cheesecake Factory Incorporated Stock Incentive Plan, effective May 30, 2019. 0000417451_3 R1.0.1.18 Voting items

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